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                                                                  EXHIBIT 10(kk)

                FIRST AMENDMENT TO EXECUTIVE SEVERANCE AGREEMENT


         THIS AGREEMENT is entered into as of the 3rd day of September, 2004 by and between Sysco Corporation, a Delaware corporation (the "Company"), and ____________________ ("Executive").

                                   WITNESSETH

         WHEREAS, the Company and the Executive entered into an Executive Severance Agreement dated as of _________, 2004 (the "Severance Agreement"); and

         WHEREAS, the parties desire to amend the Severance Agreement as hereinafter provided.

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements herein contained, the Company and Executive hereby agree as follows:

         1. Section 8 of the Severance Agreement is hereby deleted in its entirety and a new Section 8 is substituted in lieu thereof, as follows:

                  8. Term of Agreement. This Agreement shall be effective on the date hereof and shall continue in effect, notwithstanding any termination of the Executive's Employment, until all obligations of the parties hereunder are satisfied.

         2. All other terms and conditions of Severance Agreement shall remain in full force and effect as therein contained.

         IN WITNESS WHEREOF, the Company has caused this First Amendment to the Executive Severance Agreement to be executed by a duly authorized officer of the Company and Executive has executed this agreement as of the day and year first above written.

SYSCO CORPORATION                           EXECUTIVE

BY:
    -------------------------------         -------------------------------
          Richard G. Merrill
                                            -------------------------------

Title: Chairman, Compensation
       & Stock Option Committee of
       SYSCO Corporation's Board
       of Directors

Attested as of September 3, 2004


-------------------------------
Michael C. Nichols, Secretary